[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]


                                 April 30, 1998


The California Muni Fund
90 Washington Street
New York, New York   10006

       Re:   Registration No. 2-82143
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Gentlemen:

         We hereby consent to the reference to our firm as counsel in Post-Effective Amendment No. 15 to Registration Statement No. 2-82143.

                                           Very truly yours,


                                           /s/ Kramer, Levin, Naftalis & Frankel
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